UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2024

AppLovin Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 Page Mill Road
Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(800) 839-9646
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00003 per share	APP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 5, 2024, AppLovin held its annual meeting of stockholders (the “Meeting”). The stockholders of the Company voted on the following two proposals at the Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2024:

1.To elect nine directors to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified;

2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024;

Proposal One: Election of Directors

Nominee	For	Withhold	Broker Non-Votes
Adam Foroughi	1,251,048,242	20,308,260	20,299,189
Craig Billings	1,223,665,151	47,691,351	20,299,189
Herald Chen	1,245,564,125	25,792,377	20,299,189
Margaret Georgiadis	1,236,782,298	34,574,204	20,299,189
Alyssa Harvey Dawson	1,247,865,784	23,490,718	20,299,189
Barbara Messing	1,267,863,875	3,492,627	20,299,189
Todd Morgenfeld	1,269,586,253	1,770,249	20,299,189
Edward Oberwager	1,265,990,010	5,366,492	20,299,189
Eduardo Vivas	1,266,419,098	4,937,404	20,299,189

Based on the votes set forth above, each director nominee was duly elected to serve until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified.

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

For	Withhold	Abstain	Broker Non-Votes
1,288,208,101	3,361,972	85,618	0

Based on the votes set forth above, the stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: June 6, 2024	/s/ Matthew A. Stumpf
Matthew A. Stumpf
Chief Financial Officer

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